UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2022

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ABCELLERA BIOLOGICS INC.

(Exact name of registrant as specified in its charter)

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British Columbia	001-39781	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2215 Yukon Street Vancouver, BC	V5Y 0A1
(Address of registrant’s principal executive office)	(Zip code)

(604) 559-9005

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	ABCL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

AbCellera Biologics Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 15, 2022. As of April 18, 2022, the record date for the Annual Meeting, there were 284,525,930 common shares of the Company outstanding and entitled to vote at the Annual Meeting. The Company’s shareholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 28, 2022: (i) to elect Carl G. Hansen, Ph.D. and Michael Hayden, MBCHB (M.D.), Ph.D. as Class II directors of the Company to serve for a three-year term expiring at the Company’s annual meeting of shareholders in 2025 and until his or her successor has been elected and qualified (“Proposal 1”), (ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”), (iii) to approve on a non-binding advisory basis, the compensation of the Company’s named executive offices, or Say on Pay (“Proposal 3”), and (iv) to approve on a non-binding advisory basis, the frequency of future named executive officers compensation, or Say on Pay (“Proposal 4”).

Proposal 1

The Company’s shareholders approved the election of Carl G. Hansen, Ph.D. and Michael Hayden, MBCHB (M.D.), Ph.D. as Class II directors recommended for election in Proposal 1 at the Annual Meeting. The Company’s shareholders voted for the Class II directors as follows:

Nominee	For	Against	Abstain
Carl G. Hansen, Ph.D.	140,147,668	32,239,190	10,541,868
Michael Hayden, MBCHB (M.D.), Ph.D.	146,997,260	25,287,077	10,644,389

The broker non-votes for this Proposal 1 totaled 30,199,750 common shares.

Proposal 2

The Company’s shareholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
202,003,871	389,099	10,735,506

Proposal 3

The Company’s shareholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
167,831,032	4,401,522	10,696,172

The broker non-votes for this Proposal 3 totaled 30,199,750 common shares.

Proposal 4

The Company’s shareholders approved a frequency of one year for Proposal 4. The votes cast at the Annual Meeting were as follows:

1 Year	2 Years	3 Years	Abstain
171,748,356	156,569	186,626	10,837,175

The broker non-votes for this Proposal 4 totaled 30,199,750 common shares.

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2022	ABCELLERA BIOLOGICS INC.

	By:	/s/ Carl L. G. Hansen
Carl L. G. Hansen, Ph.D.
Chief Executive Officer and Director (Principal Executive Officer)